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                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No. 3 to the Registration Statement of EPL Technologies, Inc. on Form S-1 of our report dated February 27, 1998 (March 13, 1998 as to Note 18) appearing in the Prospectus, which is part of this Registration Statement.



We also consent to the reference to us under the heading "Experts" in such Registration Statement.





/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP



Philadelphia, Pennsylvania

May 1, 1998